UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 25, 2003
(Date of earliest event reported)

TOTAL ENTERTAINMENT RESTAURANT CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-22753	52-2016614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9300 EAST CENTRAL AVENUE, SUITE 100, WICHITA, KANSAS	67206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (316) 634-0505

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated September 25, 2003

Item 12. Results of Operations and Financial Condition.

On September 25, 2003, Total Entertainment Restaurant Corp. issued a press release reporting its financial results for the fiscal quarter ended September 9, 2003. The information in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference to such press release.

Exhibit Index
99.1	Press release dated September 25, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL ENTERTAINMENT RESTAURANT CORP. (Registrant)
September 25, 2003 (Date)	/s/ JAMES K. ZIELKE James K. Zielke Chief Financial Officer, Secretary, and Treasurer (Duly Authorized Officer)